UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
                                      1934



Date of Report (Date of earliest event reported): May 13, 2004

                   Greenwich Capital Commercial Funding Corp.
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             (Exact name of registrant as specified in its charter)


Delaware                           333-108801-02              06-1565524
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)

600 Steamboat Rd.,
Greenwich, Connecticut                                          06830
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code      (203) 625-2700
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Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Greenwich Capital Commercial Funding Corp., as depositor, Commercial Mortgage Trust 2004-GG1, Commercial Mortgage Pass-Through Certificates, Series 2004-GG1. On May 13, 2004, Greenwich Capital Commercial Funding Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 13, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as Master Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent of the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2004-GG1, Commercial Mortgage Pass-Through Certificates, Series 2004-GG1 issued in twenty-five classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated April 21, 2004, as supplemented by the Prospectus Supplement dated April 29, 2004.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 27, 2004


                                       GREENWICH CAPITAL COMMERCIAL
                                       FUNDING CORP.



                                       By:     /s/ Paul Stevelman
                                               ---------------------------------
                                       Name:   Paul Stevelman
                                       Title:  Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                 Description                           Electronic (E)
-----------                 -----------                           --------------

4                           Pooling and Servicing Agreement       E